Exhibit 12(b)

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Funds does hereby certify, to such officer’s knowledge, that:

This report on Form N-CSR of the College Retirement Equities Fund (the “Fund”) (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated:	February 19, 2016	By:	/s/Robert G. Leary
Robert G. Leary
President and Principal Executive Officer
(principal executive officer)

Dated:	February 19, 2016	By:	/s/Virginia M. Wilson
Virginia M. Wilson
Executive Vice President, Chief Financial
Officer and Principal Accounting Officer
(principal financial officer)